SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): December 26, 2001
                                                        -----------------

                  Charter Municipal Mortgage Acceptance Company
                  ---------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                                    --------
                 (State or other Jurisdiction of Incorporation)


            1-13237                                     13-3949418
            --------                                    ----------
   (Commission File Number)                (IRS Employer Identification Number)

                     625 Madison Avenue, New York, NY 10022
                     --------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 421-5333
                                                           --------------

                                 Not Applicable
       ------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events
        ------------

        Attached hereto as Exhibit 99 is a press release issued by Charter Municipal Mortgage Acceptance Company ("Charter") on December 26, 2001 regarding the completion of the acquisition by Charter Mac Corporation, a subsidiary of Charter, of 80% of PW Funding, Inc.


        This Current Report on Form 8-K and the Press Release contain forward looking statements within the meaning of the Private Litigation Reform Act of 1995 and as such may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of CharterMac to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such forward looking statements speak only as of the date of this Current Report on Form 8-K or the Press Release, as the case may be. CharterMac expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein or in the Press Release to reflect any change in CharterMac's expectations with regard thereto or change in events, conditions or circumstances on which any such statement is based.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
        ------------------------------------------------------------------


(a).    Financial Statements
        --------------------

        Not Applicable

(b).    Pro Forma Financial Information
        -------------------------------

        Not Applicable

(c).    Exhibits
        --------

        99.1 Press Release dated December 26, 2001 "CharterMac acquires PW Funding, Inc."

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   Charter Municipal Mortgage Acceptance Company (Registrant)



                                   BY:  /s/ Stuart J. Boesky
                                        Stuart J. Boesky
                                        President
        January 7, 2002